Exhibit 11

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 27 to the registration statement on Form N-1A (the "Registration Statement") of CitiFunds Trust II (formerly Landmark Funds II) of our report dated December 10, 1997, relating to the financial statements and financial highlights of CitiFunds Large Cap Growth Portfolio and CitiFunds Small Cap Growth Portfolio (formerly Landmark Equity Fund and Landmark Small Cap Equity
Fund) appearing in the October 31, 1997 Annual Reports of Landmark Equity Fund and Landmark Small Cap Equity Fund, respectively, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Condensed Financial Information" and "Counsel and Independent Auditors" in the Prospectus and "Auditors" and "Independent Accountants and Financial Statements" in the Statement of Additional Information.

PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 1998

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 27 to the registration statement on Form N-1A (the "Registration Statement") of CitiFunds Trust II (formerly of Landmark Funds II) of our report dated December 10, 1997, relating to the financial statements and financial highlights of the Small Cap Growth Portfolio (formerly Small Cap Equity Portfolio) appearing in the October 31, 1997 Annual Report of Landmark Small Cap Equity Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Auditors" and "Independent Accountants and Financial Statements" in the Statement of Additional Information.

PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Chartered Accountants
Toronto, Ontario
December 14, 1998

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 27 to the registration statement on Form N-1A (the "Registration Statement") of CitiFunds Trust II (formerly Landmark Funds II) of our report dated December 10, 1997, relating to the financial statements and financial highlights of the Large Cap Growth Portfolio (formerly Equity Portfolio) appearing in the October 31, 1997 Annual Report of Landmark Equity Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Auditors" and "Independent Accountants and Financial Statements" in the Statement of Additional Information.

PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Chartered Accountants
Toronto, Ontario
December 14, 1998